                                                              EXHIBIT 21

                   SUBSIDIARIES OF EMERSON ELECTRIC CO.

                             SEPTEMBER 30, 1998

                                                                Jurisdiction
                                                                    of
Legal Name                                                      Incorporation
----------                                                      -------------
ADI Control Techniques Drives, Inc.                              California
Alco Controls S.A. de C.V.                                       Mexico
Applied Concepts, Inc.                                           Pennsylvania
Astec (BSR) PLC                                                  UK
     Astec Advanced Power Systems B.V.                           Netherlands
          Astec Advanced Power Systems Limited                   Canada
     Astec America Inc.                                          Delaware
          AAI Export Inc.                                        Barbados
          BI Technologies Corporation                            Delaware
               BI Technologies S.A. de C.V.                      Mexico
          ENI Technology Inc.                                    Delaware
          Semiconductor Circuits Inc.                            California
     Astec America de Mexico, S.A. de C.V.                       Mexico
     Astec Electronics (Malaysia) Sdn Bhd                        Malaysia
     Astec Germany GmbH                                          Germany
     Astec International Limited                                 Hong Kong
          Astec Agencies Limited                                 Hong Kong
          Astec Custom Power (Hong Kong) Limited                 Hong Kong
          Astec Custom Power (Philippines) Inc.                  Philippines
          Astec Custom Power (Singapore) Pte Ltd                 Singapore
          Astec Electronics Company Limited                      China
          Astec Electronics (Luoding) Co. Ltd.                   China
          Astec Japan Limited                                    Japan
          Astec Pekan Sdn Bhd                                    Malaysia
          Astec Power Supply (Shenzhen) Co. Ltd.                 China
          BI Technologies Corporation                            Malaysia
          BI Technologies Pte Ltd.                               Singapore
          ENI Taiwan Limited                                     Taiwan
          Northern Telecom Industries Sdn Bhd                    Malaysia
               Northern Telecom Penang Sdn Bhd                   Malaysia
     Astec Power Inc.                                            BVI
     BI Technologies GmbH                                        Germany
     BI Technologies Japan Limited                               Japan
     BI Technologies S.r.l.                                      Italy
          ENI Japan Limited                                      Japan
     Stourbridge Holdings (UK) Limited                           UK
          BI Technologies Limited                                UK
          Brandenburg Limited                                    UK
          Mirroware Manufacturing Limited                        UK
               Astec Europe Ltd.                                 UK
                    Astec France S.A.R.L.                        France
                         BI Technologies S.A.R.L.                France
                    Astec International PLC                      UK
Branson Ultrasonic S.A.                                          Switzerland
Buehler Ltd.                                                     Illinois
     Buehler Holdings                                            Delaware
     Wirtz-Buehler Corporation                                   Delaware
Clairson International Corp.                                     Florida
     Clairson, Inc.                                              Delaware
     Clairson de Mexico, S.A. de C.V.                            Mexico
     Clairson (Hong Kong) Limited                                Hong Kong
Commercial Cam Co., Inc.                                         Delaware
Compania de Motores Domesticos S.A. de C.V.                      Mexico
Computational Systems, Incorporated                              Tennessee
     CSI Delaware I, Inc.                                        Delaware
     CSI Delaware II, Inc.                                       Delaware
     CSI International, Inc.                                     Tennessee
     CSI Real Property, LLC                                      Tennessee
     CSI Services, Inc.                                          Tennessee
     CSI Technology, Inc.                                        Delaware
     CTL Japan                                                   Japan
     Canada Systems de Mexico                                    Mexico
     Computational Systems, Inc. Europe                          Belgium
     Computational Systems, Ltd.                                 UK
     STATUS Technologies, Inc.                                   Tennessee
Controles Electromecanicos de Mexico                             Mexico
Control Techniques (USA) Inc.                                    Delaware
     Control Techniques Drives, Inc.                             Delaware
          Control Techniques Drives Limited                      Canada
Control Techniques Iberia S.A.                                   Spain
Copeland Electric Corporation                                    Delaware
Digital Appliance Controls Manufacturing (Singapore) Pte Ltd.    Singapore
     DACM SDN BHD                                                Malaysia
Digital Appliance Controls (UK) Limited                          UK
EECO, Inc.                                                       Delaware
     Apple JV Holding Corp.                                      Delaware
          EGS Electrical Group LLC                               Delaware
               Appleton Electric LLC                             Delaware
                    Appleton Electric, S.A. de C.V.              Mexico
                    Appleton Holding Corp.                       Delaware
                         Easy Heat Limited                       Canada
                              Easy Heat Holding B.V.             Netherlands
                                   East Heat Europe B.V.         Netherlands
                                        Easy Heat Polska
                                         Sp. z.o.o.              Poland
                         EGS Electrical Group Canada, Ltd.       Canada
               EGS Holding S.A.R.L.                              France
                    ATX S.A.                                     France
               Easy Heat, Inc.                                   Delaware
               GSEG LLC                                          Delaware
               Dual-Lite Manufacturing, Inc.                     Delaware
                    O-Z Gedney LLC                               Delaware
                    Terasaki Nelson Limited                      Japan
          Emersub 1 LLC                                          Delaware
     Conameter Corporation                                       New Jersey
     Copeland Corporation                                        Delaware
          CDP International, Inc.                                Delaware
          Computer Process Controls, Inc.                        Georgia
          Copeland Access +, Inc.                                Delaware
          Copeland de Mexico S.A. de C.V.                        Mexico
          Copeland International, Inc.                           Ohio
          Copeland Redevelopment Corporation                     Missouri
     Electro-Test, Inc.                                          California
          Bath Electrical, Inc.                                  Delaware
               Bath Electrical Systems, Inc.                     Texas
     El-O-Matic USA, Inc.                                        Delaware
     Emerson Electric (U.S.) Holding Corporation                 Delaware
          Automatic Switch Company                               Delaware
               Asco Investment Corp.                             New Jersey
                    Angar Scientific Company, Inc.               New Jersey
                    Asco Controls A.G.                           Switzerland
                         Asco Controls B.V.                      Netherlands
                              Asco Mideast B.V.                  Netherlands
                              Asco Gmbh                          Hungary
                              Asco/Joucomatic SP. z.o.o.         Poland
                              Asco/Joucomatic Czech Republic     Czech Republic
                              Asco/Joucomatic Zuid Afrika B.V.   Netherlands
                    Asco Electrical Products Co., Inc.           New Jersey
                    Ascomation Pty. Ltd.                         Australia
                         Ascomation (NZ) Limited                 N. Zealand
                    Asco Sweden AB                               Sweden
               Asco (Japan) Company Ltd.                         Japan
               Asco Services, Inc.                               New Jersey
               Ascomatica S.A. de C.V.                           Mexico
               Ascoval Industria E Commercio Ltda.               Brazil
               Firetrol, Inc.                                    North Carolina
               Hanover Advertising Services, Inc.                New Jersey
               Joucomatic Controls, Inc.                         North Carolina
          Branson Ultrasonics Corporation                        Delaware
               American Technology, Inc.                         Connecticut
                    Amtech S.a.r.L.                              France
               Branson Korea Co., Inc.                           Korea
               Branson Ultrasonics S.A.                          Sweden
               Branson Ultrasonidos S.A.E.                       Spain
               Branson Ultrasons S.A.                            France
                    Krautkramer France S.A.                      France
          Camco Vertriebs-GmbH                                   Germany
               Camco Vertriebs-GmbH & Co.                        Germany
          Chromalox GmbH                                         Germany
          Copeland GmbH                                          Germany
               Copeland France S.A.                              France
               Copeland Corporation Limited                      UK
               Copeland Italia S.a.R.l.                          Italy
               Copeland Iberica CIB S.A.                         Spain
               Copeland Refrigeration Europe S.A.                Belgium
               Copeland S.A.                                     Belgium
          El-O-Matic GmbH                                        Germany
          Emerson Electric GmbH                                  Germany
               Emerson Electric GmbH & Co.                       Germany
          Emerson Electric Overseas Finance Corp.                Delaware
               Emerson Electric de Colombia, LTDA                Colombia
               Motores U.S. de Mexico, S.A.                      Mexico
                    U.S.E.M. de Mexico S.A. de C.V.              Mexico
          Emerson Technologies Verwaltungs-GmbH                  Germany
               Emerson Technologies GmbH & Co.                   Germany
          Fisher-Rosemount GmbH                                  Germany
               Fisher-Rosemount GmbH & Co.                       Germany
          Heraeus Sensor GmbH                                    Germany
          Krautkramer GmbH                                       Germany
               Krautkramer GmbH & Co.                            Germany
          Liebert GmbH                                           Germany
               Liebert A.G.                                      Switzerland
          PEPT Investment Corporation                            Delaware
               Skil Europe Corporation                           Delaware
          Reglerwerk Dresden GmbH                                Germany
          Ridge Tool GmbH                                        Germany
               Ridge Tool GmbH & Co.                             Germany
                    RIDGID Peddinghaus Werkzeug GmbH             Germany
          Rosemount Inc.                                         Minnesota
               Dieterich Standard, Inc.                          Delaware
               Dieterich Technology Holding Corp.                Delaware
               Fisher-Rosemount AS (Norway)                      Norway
               Fisher-Rosemount, S.A.                            Spain
                    Rosemount Portugal Instrumentos Lda.         Portugal
               Fisher-Rosemount Holding AG                       Switzerland
                    Fisher-Rosemount AG                          Switzerland
                              Fisher Rosemount Proses Kontrol
                               Ticaret Limited Sirketi           Turkey
                              Rosemount Spo                      Czech Republic
                              Fisher-Rosemount A/S               Denmark
                    Fisher-Rosemount Ges. M.B.H.                 Austria
                    Rosemount Poland Ltd.                        Poland
               Fisher-Rosemount Instruments Pty. Ltd.            Australia
                    Emerson Electric Co. Pty. Ltd.               Australia
                    Rosemount Instruments Ltd.                   New Zealand
               Fisher-Rosemount Instruments Taiwan,  Ltd.        Taiwan
               Fisher-Rosemount Japan Co. Ltd.                   Japan
               Fisher-Rosemount Korea Ltd.                       Korea
               Fisher-Rosemount Middle East, Inc.                Delaware
               Fisher-Rosemount Singapore Private Limited        Singapore
               P I Components Corp.                              Texas
               Rosemount AB                                      Sweden
                    Rosemount Shanghai International
                     Trade Co. Ltd.                              China
               Rosemount Analytical Inc.                         Delaware
               Rosemount China Inc.                              Minnesota
               Rosemount Mexicana S.A. de C.V.                   Mexico
               Rosemount Nuclear Instruments                     Delaware
               Rosemount Shanghai Co. Ltd.                       China
               Tekmar Company                                    Ohio
          Wirtz-Buehler GmbH                                     Germany
          Xomox Corporation                                      Ohio
               Fisher-Rosemount do Brasil
                Industria e Comerco Ltda.                        Brazil
               Fisher-Rosemount S.A. de C.V.                     Mexico
               Flow Technology, Inc. (Taiwan)                    Ohio
               Flow Technology S.A. de C.V.                      Mexico
               Inversiones Xomox                                 Venezuela
               Xomox France S.A.                                 France
               Xomox A.G.                                        Switzerland
               Xomox Chihuahua S.A. de C.V.                      Mexico
               Xomox Corporation de Venezuela, C.A.              Venezuela
               Xomox South America S.A.                          Uruguay
               Xomox Uruguay S.A.                                Uruguay
          Xomox International GmbH                               Germany
               Fisher-Gulde GmbH                                 Germany
                    Fisher-Gulde GmbH & Co.                      Germany
               Xomox International GmbH & Co.                    Germany
                    Pfannenschmidt GmbH                          Germany
     Emerson Power Transmission Corporation                      Delaware
          Emerson Chain, Inc.                                    Delaware
          Emerson Motion Control, Inc.                           Minnesota
          Emerson Power Transmission Drives and
           Components, Inc.                                      Delaware
          Emerson Power Transmission Ithaca, Inc.                Delaware
          McGill Manufacturing Company, Inc.                     Indiana
               Emerson Power Transmission Bearings, Inc.         Delaware
                    Emerson Power Transmissions
                     Manufacturing, L.P.                         Missouri
               McGill International, Inc.                        Taiwan
     Environmental Remediation Management, Inc.                  Delaware
     Krautkramer-Branson, Incorporated                           Connecticut
          Stresstel Corporation                                  California
     Liebert Corporation                                         Ohio
          Atlas Asia Ltd.                                        Hong Kong
          Control Concepts Corporation                           Delaware
          Edco, Inc. of Florida                                  Florida
          Emerson Computer Power (Thailand) Company Limited      Thailand
          Emersub XXV, Inc.                                      Delaware
               Computersite-Preparations, Inc.                   Ohio
          Global Energy Services, Inc.                           Delaware
          Liebert Asia Ltd.                                      Hong Kong
          Liebert Corporation Australia Pty, Ltd.                Australia
               Atlas Air Australia Pty. Ltd.                     Australia
               Rougemont Enterprises Pte. Ltd.                   Australia
          Liebert Far East Pte. Ltd.                             Singapore
               Atlas Air (S.E.A.) Pte Ltd.                       Singapore
               Liebert (Malaysia) Sdn. Bhd.                      Malaysia
          Liebert International B.V.                             Netherlands
          Liebert Property Holdings, LLC                         Delaware
          Liebert Tecnologia Ltda.                               Brazil
          Northeast Electrical Testing, Inc.                     Delaware
     Micro Motion, Inc.                                          Colorado
     Ridge Tool Company                                          Ohio
          Emerson Electric SRL                                   Italy
          Ridge Tool (Australia) Pty., Ltd.                      Australia
          Ridge Tool Manufacturing Company                       Delaware
          Ridge Tool Pattern Company                             Delaware
          Ridge Werkzeuge AG                                     Switzerland
     Therm-O-Disc, Incorporated                                  Ohio
          Componentes Avanzados de Mexico, S.A. de C.V.          Mexico
          Controles de Temperatura S.A. de C.V.                  Mexico
E.G.P. Corporation                                               Delaware
Electronic Control Systems, Inc.                                 W. Virginia
     Fairmont Building and Investment Corp.                      W. Virginia
Emermex S.A. de C.V.                                             Mexico
Emerson Electric (Asia) Limited                                  Hong Kong
     Branson Ultrasonics (Asia Pacific) Co. Ltd.                 Hong Kong
     Emerson Electric (South Asia/Pacific) Pte. Ltd.             Singapore
Emerson Electric II, C.A.                                        Venezuela
     Emerson Electric, C.A.                                      Venezuela
Emerson Electric Foreign Sales Corporation                       Virgin Islands
Emerson Electric International, Inc.                             Delaware
Emerson Electric Ireland Ltd.                                    Bermuda
     Emersub Treasury Ireland                                    Ireland
Emerson Electric Nederland B.V.                                  Netherlands
     Branson Ultrasonics B.V.                                    Netherlands
     Brooks Instrument B.V.                                      Netherlands
          Emerson Computer Power B.V.                            Netherlands
     Capax Electrische Apparatenfabriek B.V.                     Netherlands
     Crouzet Appliance Controls D.O.O.                           Slovenia
     Emerson Electric RG                                         Russia
     Emerson Electric Slovakia Limited                           Slovakia
          Vuma a.s                                               Czech Republic
     Emerson Electric, SpoL, s.r.o.                              Czech Republic
     Fisher-Rosemount B.V.                                       Netherlands
     Fusite, B.V.                                                Netherlands
     Heraeus Sensor B.V.                                         Netherlands
     New-Tech Cuijk B.V.                                         Netherlands
          El-O-Matic B.V.                                        Netherlands
               El-O-Matic Valve Actuators (F.E.) Pte. Ltd.       Singapore
               El-O-Matic S.A. (Proprietary) Ltd.                South Africa
     Skil AG                                                     Switzerland
Emerson Electric Puerto Rico, Inc.                               Delaware
     Emerson Puerto Rico, Inc.                                   Delaware
Emerson Electric (Taiwan) Company Limited                        Taiwan
Emerson Finance Co.                                              Delaware
     Emersub XIX, Inc.                                           Delaware
Emerson Global Finance Company                                   Missouri
Emerson Middle East, Inc.                                        Delaware
Emerson Sice S.p.A.                                              Italy
     C.E. Set S.R.L.                                             Italy
          CODI S.p.A.                                            Italy
          Plaset, S.p.A.                                         Italy
     Branson Ultrasuoni S.P.A.                                   Italy
     Fisher-Rosemount Italia S.R.L.                              Italy
     Hiross Holding AG                                           Austria
          Hiross International Corporation BV                    Netherlands
               Hiross Management SA                              Switzerland
          Hiross S.p.A.                                          Italy
               Hiross AG                                         Switzerland
               Hiross Ltd.                                       UK
               Hiross SA                                         France
               Hiross Austria GmbH                               Austria
                    Hiross Hungaria Kft                          Hungary
               Hiross Batliboi Ltd.                              India
               Hiross Deutschland GmbH                           Germany
               Hiross Flexible Space System S.r.l.               Italy
               Mecanotronic GmbH                                 Austria
     Xomox Italia S.R.L.                                         Italy
Emerson Pacific Pte. Ltd.                                        Singapore
Emersub XXXVI, Inc.                                              Delaware
     Control Techniques plc                                      UK
          Control Techniques (Holding) GmbH                      Germany
               Control Techniques GmbH                           Germany
               INAG Industrielle Antriebssysteme GmbH            Germany
               Reta Anlagenbau GmbH                              Germany
               Reta Elektronic GmbH                              Germany
          Control Techniques Asia-Pacific Pte. Ltd.              Singapore
               Control Techniques Drives (Malaysia) Sdn Bhd      Malaysia
               Control Techniques Singapore Pte Limited          Singapore
               Control Techniques (Thailand) Limited             Thailand
               PT Kontroltek Indopratama                         Indonesia
          Control Techniques Australia Pty Ltd.                  Australia
          Control Techniques Bermuda Limited                     Bermuda
          Control Techniques Drives Limited                      UK
               K.T.K. (Newtown) Limited                          UK
          Control Techniques Dynamics Limited                    UK
               Evershed Powerotor Limited                        UK
               Moore Reed & Company Limited                      UK
          Control Techniques Italia srl                          Italy
          Control Techniques Precision Systems Limited           UK
          Control Techniques SpA                                 Italy
          Electric Drives Limited                                Ireland
               Electric Drives Manufacturing Limited             Ireland
          CT Stafford Park 4 Limited                             UK
               Control Techniques Worldwide BV                   Netherlands
                    ASI Control Techniques A/B                   Norway
                    Control Technika Kft.                        Hungary
                    Control Techniques Automation BV             Netherlands
                    Control Techniques BV                        Netherlands
                    Control Techniques BV/SA                     Belgium
                    Control Techniques Denmark A/S               Denmark
                    Control Techniques East Asia Pte Limited     Hong Kong
                    Control Techniques Endustriyel Kontrol
                     Sistemleri Sanayii Ve Ticaret A.S.          Turkey
                    Control Techniques GesmbH                    Austria
                    Control Techniques India Limited             India
                         Control Techniques Elpro
                          Automation Limited                     India
                    Control Techniques Vietnam Limited           Vietnam
                    Control Techniques Vues s.r.o.               Czech Republic
                    CTS Control Techniques Antriebsregelungen
                     GmbH                                        Switzerland
          SKS Arlacon Oy                                         Finland
          Siliconics (Pty) Ltd.                                  S. Africa
          Styrkonsult Drives AB                                  Sweden
Emersub XXXVIII, Inc.                                            Delaware
Emersub XLIV, Inc.                                               Delaware
Emersub XLV, Inc.                                                Delaware
     Valycontrol, S.A. de C.V.                                   Mexico
          Filcore, Inc.                                          Texas
Emersub XLVI, Inc.                                               Nevada
     Wilson Investment 2, Inc.                                   Delaware
     Copesub, Inc.                                               Delaware
          Alliance Compressors                                   Delaware
Emersub LII, Inc.                                                Delaware
Emersub LIV, Inc.                                                Delaware
Emersub LXIV, Inc.                                               Delaware
Emersub LXVI, Inc.                                               Nevada
Emersub LXVIII, Inc.                                             Delaware
Emersub LXX, Inc.                                                Delaware
Emersub LXXI, Inc.                                               Delaware
Emersub LXXII, Inc.                                              Delaware
EMR Holdings, Inc.                                               Delaware
     Branson de Mexico, S.A. de C.V.                             Mexico
     Digital Appliance Controls, S.A. de C.V.                    Mexico
     EMR Manufacturing (M) Sdn Bhd                               Malaysia
     Emerson Argentina S.A.                                      Argentina
     Emerson Electric Canada Limited                             Canada
          Ascolectric Limited                                    Canada
          Fisher Controls Inc. (Controles Fisher Inc.)           Canada
          Fisher-Rosemount Instruments Ltd.                      Canada
          KVT Technologies, Inc.                                 Canada
          Therm-O-Disc (Canada) Limited                          Canada
          Xomox Canada Ltd.                                      Canada
     Emerson Electric (China) Holdings Ltd.                      China
          Beijing Rosemount Far East Instrument Co., Ltd.        China
          Clairson (Jiangmen) Storage Limited                    China
          Emerson Electric (Suzhou) Co. Ltd.                     China
          Emerson Electric (Tianjin) Co., Ltd.                   China
          Emerson Engineering System (Shanghai) Co., Limited     China
          Emerson Electric (Shenzhen) Co., Ltd.                  China
          Emerson Machinery & Equipment (Shenzhen) Co., Ltd.     China
          Emerson Trading (Shanghai) Co. Ltd.                    China
          Emerson White-Rodgers Electric (Xiamen) Co., Ltd.      China
          Hangzhou LiShi Ridge Tool Co., Ltd.                    China
          Shanghai Branson Ultrasonics Co., Ltd.                 China
          Shenyang Copeland Refrigeration Co., Ltd.              China
     Emerson Electric de Mexico S.A. de C.V.                     Mexico
          Ascotech, S.A. de C.V.                                 Mexico
          Motores Reynosa, S.A. de C.V.                          Mexico
     Emerson Electric do Brasil Ltda                             Brazil
     Emerson Electric Hungary Ltd.                               Hungary
     Emerson Electric Korea Ltd.                                 Korea
     Emerson Electric (M) SDN BHD                                Malaysia
     Emerson Electric (Mauritius) Ltd.                           India
     Emerson Electric Company India Private Ltd.                 India
     Emerson Electric Poland Sp. z.o.o.                          Poland
     Emerson Electric (Thailand) Limited                         Thailand
     Emerson Europe S.A.                                         France
          Asco Joucomatic S.A.                                   France
               Asco Joucomatic GmbH                              Germany
                    Asco Joucomatic GmbH & Co.                   Germany
               Fluidocontrol S.A.                                Spain
               Joucomatic Controls Ltd.                          New Zealand
               Joucomatic Controls Pty. Limited                  Australia
               AscoJoucomatic S.p.A.                             Italy
               AscoJoucomatic N.V.                               Belgium
               Sotrac S.r.l.                                     Italy
          Crouzet Appliance Controls S.A.                        France
               Crouzet Appliance Controls SpA                    Italy
          Francel S.A.                                           France
          Leroy-Somer S.A.                                       France
               Bertrand Polico S.A.                              France
               Constructions Electriques DeBeaucourt S.A.        France
               Comercial Leroy-Somer Ltda.                       Chile
               Electronique du Sud-Quest S.A.                    France
                    Andre Cocard S.A.R.L.                        France
                    Atelier de Bobinage de Moteurs Electriques
                     S.a.r.L.                                    France
                    Construction Electriques du Nord S.A.        France
                    Electro Maintenance Courbon S.A.             France
                    Establissements Belzon & Richardot S.A.R.L.  France
                    Establissements J. Michel S.A.               France
                    Establissements Suder et Fils S.A.R.L.       France
                    Houssin S.A.R.L.                             France
                    Lorraine Services Electrique
                     Electromecanique S.A.R.L.                   France
                    M.I.S.  Kerebel Provence S.A.R.L.            France
                    M.I.S. Poitouraine S.A.R.L.                  France
                    M.I.S. Societe Peaucelle D'Installations
                     et Reparations Electriques S.A.R.L.         France
                    M.L.S. Holice Spol. s.r.o.                   Czech Republic
                    Maintenance Industrie Services
                     Rennes S.a.r.L.                             France
                    Maintenance Industrie Services Rhone-
                     Alpes S.A.R.L.                              France
                    Maintenance Industrie Services Toulouse
                     S.a.r.L.                                    France
                    Marcel Oury S.A.R.L.                         France
                    Mezierres S.A.                               France
                    Navarre Services S.A.R.L.                    France
                    Ouest Electro Service S.A.R.L.               France
                    Poteau Moderne du Sud-Ouest S.A.             France
                    Radiel Bobinage S.A.R.L.                     France
                    Societe Nouvelle Paillet Services S.A.R.L.   France
                    Societe Nouvelle Silvain S.A.R.L.            France

                    Societe DeReparation Electro-Mecanique
                     S.A.R.L.                                    France
                    Sud Bobinage S.A.R.L.                        France
                    Viet Services S.A.R.L.                       France
               Etablissements Sevenier S.A.                      France
               Etablissements Trepeau S.A.                       France
               Girard Transmissions S.A.                         France
               IMI Kft                                           Hungary
               La Francaise de Manutention S.A.                  France
               Leroy-Somer AB                                    Sweden
               Leroy-Somer A/S                                   Denmark
               Leroy-Somer A/S                                   Norway
               Leroy-Somer BV                                    Netherlands
               Leroy Somer N.V.                                  Belgium
               Leroy-Somer Elektroantriebe GmbH                  Austria
               Leroy-Somer Elektromotoren GmbH                   Germany
               Leroy-Somer Ltd.                                  UK
               Leroy-Somer OY                                    Finland
               Leroy-Somer Pty. Ltd.                             South Africa
               Leroy-Somer (Pty) Ltd.                            Australia
               Leroy-Somer S.A.                                  Switzerland
               Leroy-Somer S.A.                                  Spain
               Leroy-Somer S.p.A.                                Italy
               Leroy-Somer Maroc S.A.                            Morocco
               Leroy-Somer Motores E Sistemas
                Electromecanicos Ltda.                           Portugal
               Leroy-Somer (SEA) Pte. Ltd.                       Singapore
               MLS Industries Inc.                               Delaware
                    Yorba Linda International Inc.               Delaware
               Maintenance Industrielle de Vierzon S.A.          France
               Motadour S.A.                                     France
               Moteurs Leroy-Somer S.A.                          France
               Moteurs Patay S.A.                                France
               Societe Anonyme de Mecanique et D'outillage
                du Vivarais S.A.                                 France
               Societe Confolentaise de Metalurgie S.A.          France
               Societe Commerciale des Ateliers de
                 Constructions Electriques Dorleans S.A.         France
               Societe de Mecanique et D'Electrothermie
                des Pays de L'Adour S.A.                         France
          Liebert France S.A.                                    France
          Ridgid France S.A.                                     France
     Emerson Holding Company Limited                             UK
          Asco Joucomatic Ltd.                                   UK
               Joucomatic Controls Ltd.                          UK
          Copeland Ltd.                                          N. Ireland
          El-O-Matic Limited                                     UK
          Emerson Electric (U.K.) Limited                        UK
               Fisher-Rosemount Limited                          UK
                    Xomox U.K. Limited                           UK
               Liebert Ltd.                                      UK
               Liebert Swindon Ltd.                              UK
               Pactrol Controls Limited                          UK
               Switched Reluctance Drives Ltd. (SDRL)            UK
                    Reluctance Motors Ltd.                       UK
     Emerson Laminaciones de Acero de Monterrey, S.A. de C.V.    Mexico
     F-R Tecnologias de Flujo, S.A. de C.V.                      Mexico
     Fisher-Rosemount Hungary Ltd.                               Hungary
     Fisher-Rosemount Manufacture Ltd.                           Hungary
     Liebert Europe Espana S.A.                                  Spain
     Motoreductores U.S., S.A. de C.V.                           Mexico
     Rotores S.A. de C.V.                                        Mexico
     Termotec de Chihuahua S.A. de C.V.                          Mexico
     Wilson Investment 1, Inc.                                   Delaware
          F.G. Wilson  L.L.C.                                    Delaware
               F.G. Wilson (Engineering) Limited                 UK
                    Everton Engineering (N.I.) Limited           UK
                    F.G. Wilson Australia PTY Limited            Australia
                    F.G. Wilson Engineering (Dublin) Limited     UK
                    F.G. Wilson (Engineering) HK Limited         Hong Kong
                    F.G. Wilson Engineering Vertriebs-GmbH       Germany
                    F.G. Wilson Inc.                             Delaware
                    F.G. Wilson (Proprietary) Limited            S. Africa
                    F.G. Wilson S.A.                             France
                    F.G. Wilson Singapore Pte Limited            Singapore
                    F.G. Wilson Technology India Pvt. Ltd.       India
                    Genrent Limited                              UK
               F.G. Wilson (USA) LLC                             Delaware
Etirex S.A.                                                      France
Fisher Controls International, Inc.                              Delaware
     Con-Tek Valves, Inc.                                        Georgia
     Exac Corporation                                            California
     Fisher Controles Industria E Commercio Ltda.                Brazil
     Fisher-Rosemount Do Brasil Ltda.                            Brazil
     Fisher-Rosemount Asia Pacific Ltd.                          Delaware
     Fisher Controls De Mexico, S.A. de C.V.                     Mexico
     Fisher-Rosemount China Limited                              Hong Kong
          Tianjin Fisher Controls Valve Co. Ltd.                 China
     Fisher Controls Pty. Limited                                Australia
     Fisher Service Company                                      Delaware
     Fisher-Rosemount Manufacturing (M) SDN BHD                  Malaysia
     Fisher-Rosemount Systems, Inc.                              Delaware
          Westinghouse Process Control, Inc.                     Delaware
     Fisher-Rosemount de Venezuela S.A.                          Venezuela
     Fro-Mex, S.A. de C.V                                        Mexico
     H.D. Baumann Inc.                                           Delaware
     Nippon Fisher Company Ltd.                                  Japan
          Fisco Ltd. (Fisco Kabushiki Kaisha)                    Japan
Fisher Rosemount, Inc.                                           Delaware
Fisher-Rosemount N.V./S.A.                                       Belgium
     Senpro N.V.                                                 Belgium
Fisher-Rosemount S.A.                                            France
     Rosemount Portugal Instrumentos Lta.                        Portugal
Fusite Corporation                                               Ohio
     Emerson Japan, Ltd.                                         Japan
          Okura Intex Co. Ltd.                                   Japan
          Taiyo Emerson Ltd. Japan                               Japan
Fusite Land Company                                              Delaware
High Voltage Maintenance Corporation                             Ohio
Innoven III Corporation                                          Delaware
Intellution, Inc.                                                Massachusetts
     Intellution Asia Pte. Ltd.                                  Singapore
     Intellution Australia Pty Ltd.                              Australia
     Intellution GmbH                                            Germany
     Intellution Korea Limited                                   Korea
     Intellution K.K. (Japan) Incorporated                       Japan
     Intellution SARL                                            France
     Intellution Limited                                         UK
     Wizdom Controls, Inc.                                       Delaware
Kop-Flex, Inc.                                                   Delaware
     Kop-Flex Canada Limited                                     Canada
     Kop-Flex International, Inc.                                Virgin Islands
Lipe-Rollway Corporation                                         New York
     Lipe-Rollway International Ltd.                             Delaware
          Lipe-Rollway Australia Pty. Ltd.                       Australia
          Lipe-Rollway de Mexico, S.A. de C.V.                   Mexico
          Lipe-Rollway Deutschland GmbH                          Germany
          Lipe-Rollway Ltd.                                      Canada
          Lipe-Rollway N.V.                                      Belgium
     Lipe-Rollway Technology, Inc.                               New York
     Rollway Bearing Ltd.                                        Delaware
Louisville Ladder Holding Corp.-Nevada                           Nevada
     Louisville Holding Corp.- Delaware                          Delaware
          Louisville Ladder Group LLC                            Delaware
               Escaleras Holding LLC                             Delaware
               Louisville Ladder Group International, Inc.       Delaware
Metaloy, Inc.                                                    Massachusetts
Metropolitan International, Inc.                                 Nevada
     InterMetro Industries Corporation                           Nevada
     InterMetro Industries Corporation                           Delaware
          Metro Industries, Inc.                                 Nevada
          Metropolitan Wire (Canada) Ltd.                        Canada
          Metropolitan Wire Corporation                          Pennsylvania
Motores Hermeticos del Sur, S.A. de C.V.                         Mexico
PC & E, Inc.                                                     Missouri
Ridge Tool Europe NV                                             Belgium
     Ridgid Scandinavia A/S                                      Denmark
Ridge Tool Europe S.A.                                           Belgium
     Ridgid Vaerktoj A/S                                         Denmark
Ridgid Ferramentas E. Maquinas, Ltda.                            Brazil
SWECO Europe, S.A.                                               Belgium
Termocontroles de Juarez S.A. de C.V.                            Mexico
The Sulton Company, Inc.                                         Delaware
Transmisiones de Potencia Emerson S.A. de C.V.                   Mexico
Vermont American Corporation                                     Delaware
     Credo Tool Company                                          Delaware
          Carbide Blast Joints, Inc.                             Texas
          DML Industrial Products, Inc.                          North Carolina
          Vermont American Corporation, Fountain Inn             Delaware
          Primark DML, Inc.                                      North Carolina
          VAC Data Management, Inc.                              Delaware
          VAC Services LP                                        Kentucky
     Gilmour Enterprises, Inc.                                   Delaware
          Gilmour Manufacturing Company                          Pennsylvania
               Gilmour, Inc.                                     Delaware
     VA Export, Ltd.                                             Virgin Islands
     VA Holding                                                  Delaware
     VA (Hong Kong) Limited                                      Hong Kong
     Vermont American Asia-Pacific, Inc.                         Delaware
     Vermont American (Australia) Ltd.                           Nevada
     Vermont American Canada Inc.                                Canada
     Vermont Westa Werkzeugbau GmbH                              Germany
Western Forge Corporation                                        Delaware
Wiegand S.A. de C.V.                                             Mexico